                                                                     Exhibit 2.1

Translation of Share Certificates (in denomination of 5000 and 500) Front of Certificates:

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TREND                                                                      5000
M I C R O

                Trend Micro Kabushiki Kaisha Share Certificate
                        Five Thousand Share Certificate

                                                                   3I No. 000000

  FIVE           Trade Name:               Trend Micro Kabushiki Kaisha       SHARE CERTIFICATE TREND MICRO INCORPORATED
THOUSAND         Date of Incorporation:    March 29, 1965                                  Five Thousand shares
                 Value per Share:          (Yen)50                            Name of Company:           Trend Micro Incorporated
                 This share certificate certifies that the person named       Date of Incorporation:     March 29, 1965
                 herein is the holder of 5,000 shares.                        Par Value of One Share:    (Yen)50
                                                                                   This is to certify that the person named herein
                                                                              is the holder of FIVE THOUSAND SHARES of this
                                                                              company.

                 Trend Micro Kabushiki Kaisha                                 TREND MICRO INCORPORATED
                 Its President        Chang Ming Jang [Signed]                Chang Ming Jang [Sealed and Signed]
                 [Company Seal]                                               President
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TREND                                                                                                                      500
M I C R O

                                           Trend Micro Kabushiki Kaisha Share Certificate
                                                   Five Hundred Share Certificate

                                                                                                                       3G No. 000000

  FIVE           Trade Name:               Trend Micro Kabushiki Kaisha       SHARE CERTIFICATE TREND MICRO INCORPORATED
HUNDRED          Date of Incorporation:    March 29, 1965                                  Five Hundred shares
                 Value per Share:          (Yen)50                            Name of Company:           Trend Micro Incorporated
                 This share certificate certifies that the person named       Date of Incorporation:     March 29, 1965
                 herein is the holder of 500 shares.                          Par Value of One Share:    (Yen)50
                                                                                   This is to certify that the person named herein
                                                                              is the holder of  FIVE HUNDRED SHARES of this
                                                                               company.

                 Trend Micro Kabushiki Kaisha                                  TREND MICRO INCORPORATED
                 Its President        Chang Ming Jang [Signed]                 Chang Ming Jang [Sealed and Signed]
                 [Company Seal]                                                President
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

Back of Certificates:

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                                                                                                                 Revenue-stamp duty
                                                                                                                 is not applicable
       Shareholder                                                                                               and notification
                                                                                                                 is submitted to
                                                                                                                 the revenue office.
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    Name of Shareholder  Date of Registration  Certification Seal     Name of Shareholder  Date of Registration  Certification Seal
    Name of Shareholder  Date of Registration  Certification Seal     Name of Shareholder  Date of Registration  Certification Seal
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 1                                                                 5
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 2                                                                 6
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 3                                                                 7
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 4                                                                 8
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

  (Please do not stain this space outside of the box since it will be
  machine-processed).                                                       5000

                           TREMD MICRO INCORPORATED                 3I No.000000

121035003000000031

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Revenue-stamp duty
                                                                                                                 is not applicable
       Shareholder                                                                                               and notification
                                                                                                                 is submitted to
                                                                                                                 the revenue office.
------------------------------------------------------------------------------------------------------------------------------------
    Name of Shareholder  Date of Registration  Certification Seal     Name of Shareholder  Date of Registration  Certification Seal
    Name of Shareholder  Date of Registration  Certification Seal     Name of Shareholder  Date of Registration  Certification Seal
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 1                                                                 5
------------------------------------------------------------------------------------------------------------------------------------
 2                                                                 6
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 3                                                                 7
------------------------------------------------------------------------------------------------------------------------------------
 4                                                                 8
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

  (Please do not stain this space outside of the box since it will be
  machine-processed).                                                        500

                           TREMD MICRO INCORPORATED                 3G No.000000

121025003000000043